Exhibit 23.3



                          Independent Auditors' Consent

The Board of Directors
TV Guide, Inc.:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    KPMG LLP

Denver, Colorado
July 2, 1999